UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2023

Date of reporting period: April 30, 2023

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

iShares, Inc.

•   iShares Asia/Pacific Dividend ETF | DVYA | NYSE Arca

•   iShares Emerging Markets Dividend ETF | DVYE | NYSE Arca

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global equity markets advanced during the 12 months ended April 30, 2023 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.06% in U.S. dollar terms for the reporting period. In the first half of the reporting period, concerns about the state of the global economy in the face of high inflation and rapidly rising interest rates drove stocks sharply lower. However, stock prices recovered substantially in the reporting period’s second half to advance overall, as economic growth proved resilient despite its slower pace.

Inflation was a significant factor in equity markets, and while its impact varied by country, most major economies faced substantial inflation during the reporting period. This drove a wave of monetary tightening by most of the world’s central banks, which sent interest rates and borrowing costs sharply higher. The U.S. Federal Reserve Bank (“Fed”) raised interest rates eight times in an attempt to bring down inflation. Commodities prices were volatile, and as the reporting period began, disruptions in the wake of Russia’s invasion of Ukraine meant high prices for energy commodities and some food products. While oil, gas, and most other commodities declined as markets adjusted to the war’s disruption, elevated prices exacerbated inflationary pressure.

The U.S. economy recovered from a contraction in the first half of 2022 to post modest growth in the second half of 2022 and the first quarter of 2023. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate — which measures the total proportion of working-age persons employed or looking for work — rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

In addition to its interest rate increases, the Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

European stocks outpaced most other regions of the globe, advancing strongly for the reporting period despite slowing economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. The conflict disrupted critical natural gas supplies, but new sources were secured and prices began to decline, while a warm winter helped to moderate consumption. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates six times.

While inflation was somewhat more moderate in the Asia-Pacific region, stocks there declined amid higher interest rates and disruption from coronavirus-related lockdowns in China. However, China relaxed its strict anti-coronavirus protocols in December 2022, boosting analysts’ expectations for future growth in the region. Emerging market stocks declined notably, pressured by slowing global economic growth. The Fed’s interest rate increases weighed on emerging market equities by making U.S. assets relatively more attractive.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Asia/Pacific Dividend ETF

Investment Objective

The iShares Asia/Pacific Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in Asia/Pacific developed markets, as represented by the Dow Jones Asia/Pacific Select Dividend 50 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.63%	(0.70)%	(0.57)%	1.63%	(3.47)%	(5.56)%
Fund Market	2.24	(0.44)	(0.55)	2.24	(2.20)	(5.40)
Index	0.21	(0.53)	(0.37)	0.21	(2.62)	(3.65)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,228.90	$ 2.71		$ 1,000.00	$ 1,022.40	$ 2.46		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	iShares® Asia/Pacific Dividend ETF

Portfolio Management Commentary

Asia-Pacific dividend stocks were essentially flat during the reporting period. As central banks around the world raised interest rates to combat high inflation, bond yields rose significantly, which often weakens dividend-bearing stocks as fixed income assets become more attractive to income-seeking investors. However, the quick climb in interest rates weakened the economic outlook, and some investors seeking equity investments viewed dividend-paying stocks as being resilient in an economic downturn.

Japanese stocks contributed the most to the Index’s performance, led by companies in the capital goods industry. As is common in Japan, many capital goods companies operate businesses in a wide range of products and materials, and during the reporting period, coal mining operations and transportation services led to stronger performance. Japanese coal mining operations in Australia benefited from surging prices globally following Russia’s invasion of Ukraine. Coal prices climbed to record levels and remained elevated for much of the reporting period after the trade policies of Western nations reduced demand for oil, gas, and coal imports from Russia while seeking alternative sources of energy such as coal from Australia. Shipping companies continued to pay high dividend rates, even as they faced sharp declines in the price to ship goods worldwide as the economic outlook worsened. Japanese bank stocks climbed as the Bank of Japan raised a benchmark interest rate in December 2022, allowing banks to charge higher amounts for loans, above what they pay for deposits, resulting in higher net interest margins.

Hong Kong stocks also contributed to the Index, particularly REITs and companies in the transportation industry, as the reopening of the border with China and lifting of coronavirus-related restrictions increased business and trade.

Australian financial services companies detracted the most from the Index’s performance. The stock price of a large Australian investment management company dropped sharply as leadership changes led institutional investors to withdraw funds. As profits fell, the investment management company cut its dividend by more than half.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	19.9%
Financials	19.1
Real Estate	15.5
Consumer Discretionary	12.4
Materials	12.0
Communication Services	5.0
Energy	4.7
Utilities	4.0
Information Technology	3.8
Consumer Staples	3.6

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Australia	38.0%
Hong Kong	29.2
Japan	25.1
Singapore	5.7
New Zealand	2.0

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Emerging Markets Dividend ETF

Investment Objective

The iShares Emerging Markets Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets, as represented by the Dow Jones Emerging Markets Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(10.01)%	(3.30)%	(1.81)%	(10.01)%	(15.43)%	(16.69)%
Fund Market	(9.91)	(3.14)	(1.91)	(9.91)	(14.75)	(17.54)
Index	(11.61)	(3.35)	(1.84)	(11.61)	(15.68)	(16.97)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,138.20	$ 2.65		$ 1,000.00	$ 1,022.30	$ 2.51		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023 (continued)	iShares® Emerging Markets Dividend ETF

Portfolio Management Commentary

Emerging markets dividend stocks declined during the reporting period amid slowing economic growth, high global inflation, and concerns about the impact of rising interest rates. Chinese real estate stocks detracted the most from the Index’s return. Real estate developers declined sharply amid a deep slowdown in the property market. Housing prices fell sharply and construction slowed, leading to a supply glut, with millions of unfinished projects and empty, completed homes. Government measures to restrict borrowing by developers and slow mortgage lending led to difficulties raising financing to fund new projects and a wave of debt defaults by developers, which weighed on the sector and on the Chinese equity market. The turmoil drove widespread layoffs and weak earnings from developers. Developers were among dozens of companies that failed to provide financial results within the required timeframe and were suspended from trading on the Hong Kong Stock Exchange, with the potential to have the stocks removed from trading on the Hong Kong market. Later in the reporting period, developers announced plans to change the terms of debt repayments, but negotiations with creditors proved challenging, prompting legal actions and raising concerns about a recovery.

Malaysian healthcare stocks also weighed on the Index’s performance, driven by makers of rubber gloves. The stocks declined sharply amid a global supply glut as demand stimulated by the coronavirus pandemic waned, in addition to rising costs and intensifying competition from rivals, especially in China. Revenues and earnings declined sharply as factory utilization rates declined and costs for financing and energy rose, leading some to suspend dividends.

In contrast, stocks in Indonesia and Chile contributed to the Index’s return. Indonesian energy stocks advanced, led by coal mining companies. Coal prices rose sharply in 2022, driving strong profit growth for producers. In Chile, utilities stocks benefited from rising sales, higher prices, and renewable energy projects.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Materials	22.2%
Energy	17.5
Financials	13.7
Utilities	12.6
Information Technology	10.5
Industrials	9.6
Real Estate	6.3
Consumer Discretionary	3.6
Health Care	2.2
Communication Services	1.3
Consumer Staples	0.5

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

China	23.5%
Brazil	23.0
Taiwan	13.4
India	7.7
Indonesia	7.1
South Africa	7.0
Thailand	4.9
Chile	3.1
Singapore	1.6
Greece	1.4

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments April 30, 2023	iShares® Asia/Pacific Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 37.4%
Ampol Ltd.	37,309	$744,416
Australia & New Zealand Banking Group Ltd.	42,085	683,386
Bank of Queensland Ltd.	155,571	600,757
Bendigo & Adelaide Bank Ltd.	104,696	602,760
BHP Group Ltd.	31,114	923,385
CSR Ltd.	231,069	808,908
Elders Ltd.	115,803	623,486
Fortescue Metals Group Ltd.	71,589	1,001,646
Harvey Norman Holdings Ltd.	360,456	865,674
JB Hi-Fi Ltd.	33,370	987,609
Magellan Financial Group Ltd.	271,380	1,470,744
Nick Scali Ltd.	140,099	906,761
Perpetual Ltd.	42,400	692,938
Rio Tinto Ltd.	8,440	633,039
South32 Ltd.	243,326	687,822
Super Retail Group Ltd.	79,407	716,616
Viva Energy Group Ltd.(a)	512,015	1,058,334
Westpac Banking Corp.	43,557	652,012

		14,660,293

Hong Kong — 28.9%
BOC Hong Kong Holdings Ltd.	141,500	446,676
CK Hutchison Holdings Ltd.	107,500	718,684
CK Infrastructure Holdings Ltd.	128,500	731,600
Henderson Land Development Co. Ltd.	211,000	751,313
Hongkong Land Holdings Ltd.	124,400	553,634
Hysan Development Co. Ltd.	226,000	638,686
Kerry Properties Ltd.	314,500	811,443
New World Development Co. Ltd.	373,250	995,412
PCCW Ltd.	2,190,000	1,142,365
Power Assets Holdings Ltd.	142,000	811,430
Sino Land Co. Ltd.	512,000	689,957
Sun Hung Kai Properties Ltd.	39,000	543,008
Swire Pacific Ltd., Class A	59,000	468,349
Swire Properties Ltd.	196,200	527,333
VTech Holdings Ltd.	244,100	1,465,463

		11,295,353

Japan — 24.8%
Haseko Corp.	50,200	612,858
Iino Kaiun Kaisha Ltd.	78,600	591,465
JAFCO Group Co. Ltd.	47,400	603,976
Kumagai Gumi Co. Ltd.	25,400	540,025
Mitsubishi HC Capital Inc.	92,600	480,662
Mitsui OSK Lines Ltd.	69,100	1,713,031
MS&AD Insurance Group Holdings Inc.	15,700	515,310
NGK Spark Plug Co. Ltd.	33,600	704,250
Nippon Yusen KK	63,500	1,501,069

Security	Shares	Value

Japan (continued)
Nishimatsu Construction Co. Ltd.	26,100	$685,856
Sojitz Corp.	27,880	587,195
Sumitomo Corp.	31,400	562,778
Yamato Kogyo Co. Ltd.	15,100	593,235

		9,691,710

New Zealand — 2.0%
Spark New Zealand Ltd.	239,777	776,914

Singapore — 5.6%
Golden Agri-Resources Ltd.	3,755,000	776,583
Keppel Corp. Ltd.	171,000	794,019
Oversea-Chinese Banking Corp. Ltd.	66,300	627,256

		2,197,858

Total Common Stocks — 98.7% (Cost: $42,879,635)		38,622,128

Warrants

Australia — 0.0%
Magellan Financial Group Ltd. (Issued/Exercisable 04/14/22, 1 Share for 1 Warrant, Expires 04/16/27, Strike Price AUD 35.00)(b)	1	—

Total Warrants — 0.0% (Cost: $—)		—

Total Long-Term Investments — 98.7% (Cost: $42,879,635)		38,622,128

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)(d)	10,000	10,000

Total Short-Term Securities — 0.0% (Cost: $10,000)		10,000

Total Investments — 98.7% (Cost: $42,889,635)		38,632,128

Other Assets Less Liabilities — 1.3%		522,129

Net Assets — 100.0%		$39,154,257

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Asia/Pacific Dividend ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$(384	)(b)	$384	$—	$—	—	$20,919	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	0	(b)	—		—	—	10,000	10,000	1,209		—

						$384	$—	$10,000		$22,128		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Singapore Index	11	05/30/23	$247	$(3,184)
Mini TOPIX Index	18	06/08/23	273	11,531

				$8,347

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$11,531	$—	$—	$—	$11,531

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,184	$—	$—	$—	$3,184

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(13,046)	$—	$—	$—	$(13,046)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$11,264	$—	$—	$—	$11,264

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2023	iShares® Asia/Pacific Dividend ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$306,330

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$38,622,128	$—	$38,622,128
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	10,000	—	—	10,000

	$10,000	$38,622,128	$—	$38,632,128

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$11,531	$—	$11,531
Liabilities
Equity Contracts	—	(3,184)	—	(3,184)

	$—	$8,347	$—	8,347

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 13.8%
Auren Energia SA	2,321,182	$7,343,569
Banco Santander Brasil SA	798,719	4,302,815
BB Seguridade Participacoes SA	831,205	5,717,680
Cia. de Saneamento de Minas Gerais-COPASA	3,358,456	11,473,613
Cia. Siderurgica Nacional SA	2,289,190	6,521,791
CPFL Energia SA	1,443,369	9,590,049
EDP - Energias do Brasil SA	1,990,467	8,979,010
Energisa SA	741,916	6,217,589
Grendene SA	5,963,339	9,767,930
Telefonica Brasil SA	467,974	3,858,032
Transmissora Alianca de Energia Eletrica SA	1,411,592	10,321,336
Vale SA	351,136	5,096,886

		89,190,300

Chile — 3.1%
CAP SA	1,128,924	7,902,817
Colbun SA	28,576,527	4,000,537
Empresas CMPC SA	5,037,758	7,894,412

		19,797,766

China — 23.2%
Agricultural Bank of China Ltd., Class H	13,311,000	5,146,464
Bank of China Ltd., Class H	12,770,000	5,099,801
BBMG Corp., Class H	44,285,000	5,712,783
China Cinda Asset Management Co. Ltd., Class H	42,649,000	5,073,121
China Construction Bank Corp., Class H	7,463,000	4,989,209
China Hongqiao Group Ltd.	5,850,500	5,762,603
China Jinmao Holdings Group Ltd.	16,042,000	2,996,990
China Merchants Port Holdings Co. Ltd.	3,112,000	4,617,653
China Minsheng Banking Corp. Ltd., Class H	14,328,500	5,263,500
China National Building Material Co. Ltd., Class H	6,634,000	4,977,555
China Petroleum & Chemical Corp., Class H	12,450,000	8,159,918
China Shenhua Energy Co. Ltd., Class H	2,285,500	7,591,396
Chongqing Rural Commercial Bank Co. Ltd., Class H	16,644,000	6,433,388
Huadian Power International Corp. Ltd., Class H	12,212,000	5,922,440
Industrial & Commercial Bank of China Ltd., Class H	8,958,000	4,819,440
Kingboard Laminates Holdings Ltd.	5,548,000	5,717,708
Lonking Holdings Ltd.	44,665,000	7,919,309
Midea Real Estate Holding Ltd.(a)	6,292,000	7,521,810
Orient Overseas International Ltd.	480,000	9,752,252
PICC Property & Casualty Co. Ltd., Class H	3,882,000	4,695,118
Poly Property Group Co. Ltd.	15,571,000	4,057,097
Shenzhen Investment Ltd.(b)	23,568,000	4,545,836
Shimao Group Holdings Ltd.(b)(c)	13,773,895	3,509,429
Sinopec Engineering Group Co. Ltd., Class H	9,740,500	5,051,049
West China Cement Ltd.	45,416,000	5,627,432
Yankuang Energy Group Co. Ltd., Class H	1,454,000	4,988,054
Zhejiang Expressway Co. Ltd., Class H	4,594,000	3,812,377

		149,763,732

Czech Republic — 0.6%
CEZ AS(b)	68,403	3,674,248

Greece — 1.4%
Star Bulk Carriers Corp.(b)	431,093	9,100,373

Hong Kong — 1.0%
SITC International Holdings Co. Ltd.	3,567,000	6,597,816

India — 7.6%
Bharat Petroleum Corp. Ltd.	845,762	3,701,844
Coal India Ltd.	2,620,767	7,490,820

Security	Shares	Value

India (continued)
Hindustan Zinc Ltd.	2,111,206	$8,134,030
Indian Oil Corp. Ltd.	7,605,149	7,579,117
Oil India Ltd.	1,609,463	5,031,404
REC Ltd.	4,536,417	7,350,593
Vedanta Ltd.	2,868,383	9,839,702

		49,127,510

Indonesia — 7.0%
Adaro Energy Indonesia Tbk PT	46,126,200	9,873,961
Bukit Asam Tbk PT	39,854,600	11,271,852
Hanjaya Mandala Sampoerna Tbk PT	46,491,000	3,216,657
Indo Tambangraya Megah Tbk PT	4,059,100	9,234,483
United Tractors Tbk PT	5,827,200	11,503,329

		45,100,282

Malaysia — 1.3%
Hartalega Holdings Bhd(b)	9,647,100	4,077,093
Malayan Banking Bhd	2,285,900	4,442,144

		8,519,237

Mexico — 1.3%
Alpek SAB de CV(b)	7,959,755	8,420,398

Philippines — 0.6%
PLDT Inc.	191,525	4,167,725

Poland — 1.3%
Grupa Kety SA	60,676	8,272,983

Qatar — 0.6%
Barwa Real Estate Co.	5,253,004	3,621,575

Russia — 0.0%
Federal Grid Co. Unified Energy System PJSC(c)(d)	4,402,974,828	550
Globaltrans Investment PLC(c)(d)(e)	3,247,697	32,477
LUKOIL PJSC(d)	124,880	16
Magnit PJSC(c)(d)	163,377	20
Magnitogorsk Iron & Steel Works PJSC(c)(d)	14,721,471	1,841
MMC Norilsk Nickel PJSC(d)	23,712	3
Mobile TeleSystems PJSC(d)	2,744,644	343
Moscow Exchange MICEX-RTS PJSC(c)(d)	2,788,700	349
Novolipetsk Steel PJSC(c)(d)	3,457,900	432
PhosAgro PJSC(d)	180,278	23
PhosAgro PJSC, New(d)	3,484	35
Rostelecom PJSC(d)	4,681,247	585
Sberbank of Russia PJSC(c)(d)	2,500,255	313
Severstal PAO(c)(d)	695,941	87
Tatneft PJSC(d)	1,165,907	146
Unipro PJSC(c)(d)	299,242,000	37,417

		74,637

Singapore — 1.6%
Riverstone Holdings Ltd./Singapore	22,277,200	10,133,434

South Africa — 6.8%
African Rainbow Minerals Ltd.	620,138	7,790,411
Anglo American Platinum Ltd.	139,262	8,256,630
Coronation Fund Managers Ltd.	4,777,958	7,833,318
Exxaro Resources Ltd.	866,757	9,107,294
Kumba Iron Ore Ltd.	239,705	5,828,830
Truworths International Ltd.	1,838,772	5,466,307

		44,282,790

Taiwan — 13.2%
Asustek Computer Inc.	1,067,000	9,834,493

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2023	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Huaku Development Co. Ltd.	1,838,000	$5,665,486
Inventec Corp.	3,958,475	4,269,780
Merry Electronics Co. Ltd.	1,219,146	3,425,382
Novatek Microelectronics Corp.	602,000	8,230,008
Radiant Opto-Electronics Corp.	1,430,000	5,269,140
Simplo Technology Co. Ltd.	898,600	9,020,651
Sitronix Technology Corp.	1,224,000	9,114,639
Supreme Electronics Co. Ltd.	5,151,513	7,291,654
Systex Corp.	1,451,000	3,856,667
T3EX Global Holdings Corp.	4,274,000	10,742,613
United Integrated Services Co. Ltd.	511,000	3,611,191
WPG Holdings Ltd.	2,870,280	4,677,826

		85,009,530

Thailand — 4.9%
Banpu PCL, NVDR(b)	23,542,700	6,295,473
Kiatnakin Phatra Bank PCL, NVDR	1,713,900	3,019,247
Land & Houses PCL, NVDR	14,532,200	4,177,610
Quality Houses PCL, NVDR	56,103,800	3,883,374
Sri Trang Agro-Industry PCL, NVDR	7,899,000	4,565,120
Thanachart Capital PCL, NVDR	3,892,000	4,938,163
Tisco Financial Group PCL, NVDR(b)	1,730,600	4,579,051

		31,458,038

United Arab Emirates — 0.5%
Dubai Islamic Bank PJSC	2,217,439	3,364,111

Total Common Stocks — 89.8% (Cost: $734,605,601)		579,676,485

Preferred Stocks

Brazil — 8.9%
Bradespar SA, Preference Shares, NVS	1,423,199	6,762,464
Cia. de Transmissao de Energia Eletrica Paulista, Preference Shares, NVS	760,333	3,513,709
Cia. Energetica de Minas Gerais, Preference Shares, NVS	3,653,490	9,046,193
Gerdau SA, Preference Shares, NVS	1,582,018	7,986,529
Metalurgica Gerdau SA, Preference Shares, NVS	2,658,827	6,215,550
Petroleo Brasileiro SA, Preference Shares, NVS	2,006,882	9,535,888
Unipar Carbocloro SA, Class B, Preference Shares, NVS	633,411	8,286,232
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	4,297,258	6,203,187

		57,549,752

Russia — 0.0%
Transneft PJSC, Preference Shares, NVS(d)	5,767	1

Total Preferred Stocks — 8.9% (Cost: $76,798,316)		57,549,753

Security	Shares	Value

Warrants

Thailand — 0.0%
Kiatnakin Phatra Bank PCL, No. 5 (Issued 05/18/23, 1 Share for 1 Warrant, Expires 03/17/24, Strike Price THB 70.00)	141,650	$—
Kiatnakin Phatra Bank PCL, No. 6 (Issued 05/18/23, 1 Share for 1 Warrant, Expires 03/17/26, Strike Price THB 70.00)	141,650	—

		—

Total Warrants — 0.0% (Cost: $—)		—

Total Long-Term Investments — 98.7% (Cost: $811,403,917)		637,226,238

Short-Term Securities

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(f)(g)(h)	11,590,767	11,594,244
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(f)(g)	1,270,000	1,270,000

Total Short-Term Securities — 2.0% (Cost: $12,858,156)		12,864,244

Total Investments — 100.7% (Cost: $824,262,073)		650,090,482

Liabilities in Excess of Other Assets — (0.7)%		(4,371,595)

Net Assets — 100.0%		$645,718,887

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Emerging Markets Dividend ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$24,326,856	$—		$(12,741,960	)(a)	$8,283	$1,065	$11,594,244	11,590,767	$1,939,071	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	380,000	890,000	(a)	—		—	—	1,270,000	1,270,000	31,984		2

						$8,283	$1,065	$12,864,244		$1,971,055		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	168	06/16/23	$8,267	$(16,173)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$16,173	$—	$—	$—	$16,173

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,312,223)	$—	$—	$—	$(1,312,223)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$269,022	$—	$—	$—	$269,022

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$5,085,849

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2023	iShares® Emerging Markets Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$146,699,367	$432,902,481	$74,637	$579,676,485
Preferred Stocks	57,549,752	—	1	57,549,753
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	12,864,244	—	—	12,864,244

	$217,113,363	$432,902,481	$74,638	$650,090,482

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(16,173)	$—	$—	$(16,173)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2023

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$38,622,128	$637,226,238
Investments, at value — affiliated(c)	10,000	12,864,244
Cash	5,638	501,336
Cash pledged for futures contracts	—	143,000
Foreign currency collateral pledged for futures contracts(d)	23,552	—
Foreign currency, at value(e)	25,989	93,264
Receivables:
Investments sold	—	2,763,150
Securities lending income — affiliated	—	48,442
Dividends — unaffiliated	477,284	8,202,262
Dividends — affiliated	49	3,327
Variation margin on futures contracts	5,421	30,889

Total assets	39,170,061	661,876,152

LIABILITIES
Collateral on securities loaned, at value	—	11,581,529
Payables:
Investments purchased	—	2,983,774
Capital shares redeemed	—	431,314
Deferred foreign capital gain tax	—	900,742
Investment advisory fees	15,804	259,906

Total liabilities	15,804	16,157,265

NET ASSETS	$39,154,257	$645,718,887

NET ASSETS CONSIST OF
Paid-in capital	$61,499,168	$1,086,813,746
Accumulated loss	(22,344,911)	(441,094,859)

NET ASSETS	$39,154,257	$645,718,887

NET ASSETVALUE
Shares outstanding	1,150,000	25,650,000

Net asset value	$34.05	$25.17

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$42,879,635	$811,403,917
(b) Securities loaned, at value	$—	$11,039,191
(c) Investments, at cost — affiliated	$10,000	$12,858,156
(d) Foreign currency collateral pledged, at cost	$23,917	$—
(e) Foreign currency, at cost	$25,836	$93,152

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Operations

Year Ended April 30, 2023

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

INVESTMENT INCOME
Dividends — unaffiliated	$2,859,967	$59,592,439
Dividends — affiliated	1,209	31,984
Interest — unaffiliated	15	1,595
Securities lending income — affiliated — net	20,919	1,939,071
Foreign taxes withheld	(94,594)	(6,007,937)

Total investment income	2,787,516	55,557,152

EXPENSES
Investment advisory	177,046	2,933,742
Commitment costs	—	12,124
Interest expense	—	14,910

Total expenses	177,046	2,960,776

Less:
Investment advisory fees waived	(32)	—

Total expenses after fees waived	177,014	2,960,776

Net investment income	2,610,502	52,596,376

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(1,701,968)	(124,381,599)
Investments — affiliated	384	8,283
Capital gain distributions from underlying funds — affiliated	—	2
Foreign currency transactions	(40,399)	(288,742)
Futures contracts	(13,046)	(1,312,223)
In-kind redemptions — unaffiliated(b)	(45,418)	1,708,962

	(1,800,447)	(124,265,317)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(542,839)	6,614,441
Investments — affiliated	—	1,065
Foreign currency translations	21,054	66,339
Futures contracts	11,264	269,022

	(510,521)	6,950,867

Net realized and unrealized loss	(2,310,968)	(117,314,450)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$299,534	$(64,718,074)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$(350,292)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of increase in deferred foreign capital gain tax of	$—	$(490,222)

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Asia/Pacific Dividend ETF		iShares Emerging Markets Dividend ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,610,502	$2,396,345	$52,596,376	$56,984,006
Net realized gain (loss)	(1,800,447)	934,314	(124,265,317)	44,913,188
Net change in unrealized appreciation (depreciation)	(510,521)	(5,869,336)	6,950,867	(247,695,121)

Net increase (decrease) in net assets resulting from operations	299,534	(2,538,677)	(64,718,074)	(145,797,927)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,768,458)	(2,220,607)	(50,903,755)	(58,982,161)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,777,022	(421,764)	82,351,730	41,784,008

NET ASSETS
Total decrease in net assets	(691,902)	(5,181,048)	(33,270,099)	(162,996,080)
Beginning of year	39,846,159	45,027,207	678,988,986	841,985,066

End of year	$39,154,257	$39,846,159	$645,718,887	$678,988,986

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FI N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout each period)

		iShares Asia/Pacific Dividend ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$36.22	$40.93	$32.05	$43.76	$46.83

Net investment income(a)	2.43	2.09	1.80	2.05	2.49
Net realized and unrealized gain (loss)(b)	(2.01)	(4.91)	8.51	(11.57)	(2.96)

Net increase (decrease) from investment operations	0.42	(2.82)	10.31	(9.52)	(0.47)

Distributions from net investment income(c)	(2.59)	(1.89)	(1.43)	(2.19)	(2.60)

Net asset value, end of year	$34.05	$36.22	$40.93	$32.05	$43.76

Total Return(d)
Based on net asset value	1.63%	(7.02)%	32.93%	(22.50)%	(0.83)%

Ratios to Average Net Assets(e)
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%

Total expenses after fees waived	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	7.22%	5.38%	4.89%	4.99%	5.65%

Supplemental Data
Net assets, end of year (000)	$39,154	$39,846	$45,027	$24,038	$32,823

Portfolio turnover rate(f)	45%	57%	130%	5%	46%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Emerging Markets Dividend ETF

	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$30.59	$39.62		$30.97		$40.67	$41.91

Net investment income(a)	2.23	2.66		1.94		2.25	2.31
Net realized and unrealized gain (loss)(b)	(5.42)	(8.93)		8.62		(9.42)	(1.33)

Net increase (decrease) from investment operations	(3.19)	(6.27)		10.56		(7.17)	0.98

Distributions from net investment income(c)	(2.23)	(2.76)		(1.91)		(2.53)	(2.22)

Net asset value, end of year	$25.17	$30.59		$39.62		$30.97	$40.67

Total Return(d)
Based on net asset value	(10.01)%	(17.19	)%(e)	35.51%		(18.44)%	2.68%

Ratios to Average Net Assets(f)
Total expenses	0.49%	0.49%		0.49%		0.49%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.49%		0.49%		N/A	N/A

Net investment income	8.78%	7.03	%(g)	5.62	%(g)	6.00%	5.79%

Supplemental Data
Net assets, end of year (000)	$645,719	$678,989		$841,985		$585,284	$571,435

Portfolio turnover rate(h)	55%	66%		107%		15%	69%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -17.17%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Reflects positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended April 30, 2022 and April 30, 2021, respectively :

•	Ratio of net investment income to average net assets by 0.01% and 0.02%, respectively.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Asia/Pacific Dividend	Diversified
Emerging Markets Dividend(a)	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Emerging Markets Dividend
Barclays Bank PLC	$493,974	$(493,974)	$—		$—
BNP Paribas SA	422,200	(422,200)	—		—
BofA Securities, Inc.	1,699,429	(1,699,429)	—		—
Citigroup Global Markets Inc.	12,481	(12,481)	—		—
Goldman Sachs & Co. LLC	127,881	(127,881)	—		—
J.P. Morgan Securities LLC	1,997,894	(1,997,894)	—		—
Morgan Stanley	6,228,525	(6,228,525)	—		—
Nomura Securities International, Inc.	56,807	(56,807)	—		—

	$11,039,191	$(11,039,191)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Asia/Pacific Dividend	0.49%
Emerging Markets Dividend	0.49

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Asia/Pacific Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through August 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the iShares Emerging Markets Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through August 31, 2027 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended April 30, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Asia/Pacific Dividend	$32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements   (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Asia/Pacific Dividend	$4,456
Emerging Markets Dividend	429,927

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Asia/Pacific Dividend	$977,905	$1,467,162	$(100,570)
Emerging Markets Dividend	9,871,932	—	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Asia/Pacific Dividend	$18,789,230	$16,308,409
Emerging Markets Dividend	398,220,223	326,973,202

For the year ended April 30, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Asia/Pacific Dividend	$5,548,513	$6,342,335
Emerging Markets Dividend	23,914,329	16,221,986

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Asia/Pacific Dividend	$(349,980)	$349,980
Emerging Markets Dividend	389,470	(389,470)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/23	Year Ended 04/30/22

Asia/Pacific Dividend
Ordinary income	$2,768,458	$2,220,607

Emerging Markets Dividend
Ordinary income	$50,903,755	$58,982,161

As of April 30, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Asia/Pacific Dividend	$508,739	$(18,139,246)	$(4,714,404)	$(22,344,911)
Emerging Markets Dividend	6,828,805	(255,089,023)	(192,834,641)	(441,094,859)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Asia/Pacific Dividend	$43,344,289	$1,396,379	$(6,100,193)	$(4,703,814)
Emerging Markets Dividend	842,106,175	52,608,797	(244,624,490)	(192,015,693)

9.	LINE OF CREDIT

The iShares Emerging Markets Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended April 30, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

Emerging Markets Dividend	$19,000,000	$260,274	5.65%

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements   (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22

iShares ETF	Shares	Amount	Shares	Amount

Asia/Pacific Dividend
Shares sold	250,000	$8,388,921	300,000	$11,013,638
Shares redeemed	(200,000)	(6,611,899)	(300,000)	(11,435,402)

	50,000	$1,777,022	—	$(421,764)

Emerging Markets Dividend
Shares sold	4,900,000	$122,487,270	5,200,000	$190,640,001
Shares redeemed	(1,450,000)	(40,135,540)	(4,250,000)	(148,855,993)

	3,450,000	$82,351,730	950,000	$41,784,008

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

iShares, Inc. and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Asia/Pacific Dividend ETF

iShares Emerging Markets Dividend ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Dividend Income

Asia/Pacific Dividend	$1,676,982
Emerging Markets Dividend	22,816,442

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Asia/Pacific Dividend	$2,859,968	$101,795
Emerging Markets Dividend	59,592,023	5,736,888

I M P O R T A N T T A X I N F O R M A T I O N	31

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares, Inc. (the “Company”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (the “Funds” or “ETFs”), each a series of the Company, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Company, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Emerging Markets Dividend(a)	$1.964105	$—	$0.265382	$2.229487	88%	—%	12%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	33

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (1957)	Director (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (1970)	Director (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (1955)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Director (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

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Director and Officer Information (unaudited) (continued)

Independent Directors (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (1949)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005).

Drew E. Lawton (1959)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (1964)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	35

Director and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	37

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-407-0423

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the two series of the registrant for which the fiscal year-end is April 30, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $31,200 for the fiscal year ended April 30, 2022 and $32,800 for the fiscal year ended April 30, 2023.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2022 and April 30, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $19,400 for the fiscal year ended April 30, 2022 and $19,400 for the fiscal year ended April 30, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2022 and April 30, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $19,400 for the fiscal year ended April 30, 2022 and $19,400 for the fiscal year ended April 30, 2023.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: June 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: June 21, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 21, 2023